                                                                                                 EXHIBIT 23.1

                                         CONSENT OF INDEPENDENT CERTIFIED
                                                PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Prospectus constituting a part of this
Registration Statement on Form S-3 of our report dated February 28, 2001, relating to the consolidated financial statements and financial statement schedules of Kramont Realty Trust appearing in the
Company's Annual Report on Form 10-K for the year ended December 31, 2000.

         We also consent to the reference to us under the caption "Experts" in the Prospectus.

BDO Seidman, LLP

New York, New York

June 1, 2001